                                                                   Exhibit 10.44


Ex.10.44
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                            SAFETY INSURANCE COMPANY
                       SAFETY INDEMNITY INSURANCE COMPANY

                     EXCESS CATASTROPHE REINSURANCE PROGRAM

                              2002 SUMMARY OF TERMS

        Estimated Subject Earned Premium: January 1 - December 31, 2002:
                                  $91,400,000


                                                PERCENT                        100%             80%
LAYER            LIMIT AND RETENTION            PLACED         RATE           DEPOSIT         MINIMUM          ROL
-----            -------------------            ------         ----           -------         -------          ---

Fourth          95% of $15,000,000 xs           100.00%        2.027%        $1,852,500      $1,482,000       13.0%
                     $15,000,000
                   (per occurrence)
Fifth           95% of $30,000,000 xs           100.00%        2.525%        $2,308,500      $1,846,800        8.1%
                     $30,000,000
                   (per occurrence)
Sixth           95% of $40,000,000 xs           100.00%        1.746%        $1,596,000      $1,276,800        4.2%
                     $60,000,000
                   (per occurrence)


NOTES:

1. Term contract effective January 1 through December 31, 2002, both days inclusive.

2. Reinstatement: each layer, one reinstatement at 100% as to time, pro rata as to amount.

3. Deposit premiums payable in quarterly installments January 1, April 1, July 1 and October 1 of 2002.

4.       Ultimate net loss includes loss adjustment expense.

5. Fourth & Fifth layers only, 80% of extra contractual obligations and excess of policy limits included as part of ultimate net loss, not to exceed 25% of ultimate net loss. Sixth Layer only, extra contractual obligations and excess of policy limits excluded.

6.       Company will retain 5% net and unreinsured elsewhere.


REINSURERS:                                                        FOURTH LAYER           FIFTH LAYER          SIXTH LAYER
-----------                                                        ------------           -----------          -----------

ACE Tempest Re                                                        17.50%                 15.00%                5.00%
American Agricultural Insurance Company                                2.50%                  2.50%                2.50%
American Re - Brokers                                                  0.00%                  0.00%                4.00%
Danish Re UW Agencies/Danish Re Syn 1400                               0.00%                  0.00%                3.00%
Folksamerica Reinsurance Company                                       1.00%                  1.00%                4.00%
Hannover Ruckversicherungs                                             5.00%                 10.00%               10.00%
HartRe Co. LLC/Hartford Fire Insurance Co.                             5.00%                  5.00%                7.50%
Odyssey America Reinsurance Company                                    2.50%                  5.00%                3.50%


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[LOGO OF BENFIELD BLANCH]                                                 Page 1

*Reinsurance contracts reflecting the binding terms discussed in this terms sheet will be prepared in the near

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Ex.10.44
--------------------------------------------------------------------------------



Partner Re                                                             8.50%                  6.00%                5.00%
Sirius International Insurance Corp.                                   2.00%                  2.00%                2.00%
SPS Reassurance                                                        2.00%                  2.00%                2.00%
St. Paul Re/St. Paul Fire and Marine Ins. Co.                          9.00%                  5.00%                0.00%
Swiss Re Underwriting Agency/Swiss Re America                          0.00%                  4.00%                4.00%
X.L. Re Ltd.                                                           5.00%                  5.00%                5.00%
Underwriting Members of Lloyd's London                                40.00%                 37.50%               42.50%
       through Benfield Greig                                         ------                 ------               ------
TOTAL                                                                 100.0%                 100.0%               100.0%


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[LOGO OF BENFIELD BLANCH]                                                 Page 2

*A reinsurance contract reflecting the binding terms discussed in this terms sheet will be prepared in the near future by our reinsurers in accordance with industry practice.